LETTER OF TRANSMITTAL
To Tender Registered Ordinary Shares
With No Par Value
of
Celanese AG
Pursuant to the Limited Offer described in the Supplement dated August 30, 2005, by
Celanese Europe Holding GmbH & Co. KG
(formerly known as BCP Crystal Acquisition GmbH & Co. KG)
a wholly owned subsidiary of
Celanese Corporation
(formerly known as Blackstone Crystal Holdings Capital Partners (Cayman) IV Ltd.)

THE OPPORTUNITY TO RECEIVE INCREASED CASH COMPENSATION OF EUR51.00 PER SHARE PLUS INTEREST ON THE BASIS DESCRIBED IN THE SUPPLEMENT IS ONLY AVAILABLE TO SHAREHOLDERS WHO (1) ACCEPT THE LIMITED OFFER DURING THE PERIOD FROM AUGUST 30, 2005 UNTIL SEPTEMBER 29, 2005, (6.01h CENTRAL EUROPEAN SUMMER TIME, 12:01 A.M. NEW YORK CITY TIME) AND (2) AGREE TO WAIVE CERTAIN LEGAL CLAIMS DESCRIBED IN THE SUPPLEMENT AND THE WAIVER LETTER.

The North American Depositary for the Limited Offer is:
Mellon Investor Services LLC

By Mail: Reorganization Department P.O. Box 3301 South Hackensack, NJ 07606	By Overnight Courier: Reorganization Department 85 Challenger Road Mail Stop — Reorg Ridgefield Park, NJ 07660	By Hand: Reorganization Department 120 Broadway, 13th Floor New York, NY 10271
   Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the North American Depositary. You must sign this Letter of Transmittal in the appropriate space therefor provided below.
THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. ALL REFERENCES IN THIS LETTER OF TRANSMITTAL TO THE “MANDATORY OFFER DOCUMENT” REFER TO THE OFFER DOCUMENT ORIGINALLY FILED AS EXHIBIT (A)(1)(A) TO SCHEDULE TO ORIGINALLY FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BY BLACKSTONE LR ASSOCIATES (CAYMAN) IV LTD., BLACKSTONE MANAGEMENT ASSOCIATES (CAYMAN) IV L.P., BLACKSTONE CAPITAL PARTNERS (CAYMAN) IV L.P., BLACKSTONE CAPITAL PARTNERS (CAYMAN) LTD. 1, BLACKSTONE CRYSTAL HOLDINGS CAPITAL PARTNERS (CAYMAN) IV LTD., BCP CRYSTAL HOLDINGS LTD. 2, BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A. AND CELANESE EUROPE HOLDING GMBH & CO. KG ON SEPTEMBER 2, 2004.
DESCRIPTION OF NORTH AMERICAN SHARES TENDERED

Name(s) and Address(es) of Registered
Holder(s) (Please fill in, if blank,
exactly as name(s) appear(s) on share	North American Share(s) Tendered
certificate(s))	(Attach additional list if necessary)

	Certificate Number(s)(1)	Total Number of North American Shares Represented By North American Share Certificates(s)(2)	Number of North American Shares Tendered

Total Number of North American Shares

(1)	Need not be completed by holders of Celanese Shares whose Shares are held in book-entry form.

(2)	Unless otherwise indicated, it will be assumed that all North American Shares represented by certificates delivered to the North American Depositary are being tendered hereby. See Instruction 4.
☐ CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 10.

      The names and addresses of the registered holders of the tendered North American Shares (as defined below) should be printed, if not already printed above, exactly as they appear on the North American Share Certificates (as defined below), if any, tendered hereby.
      Only use this Letter of Transmittal if you are tendering North American Shares of Celanese AG. You cannot use this Letter of Transmittal to tender German Shares (as defined below) of Celanese AG, which are to be tendered instead using a separate notice of acceptance being provided to holders of German Shares by their custodian institutions. “Celanese Shares” are the registered ordinary shares, no par value of Celanese AG, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany. “North American Shares” are Celanese Shares held in book-entry form within The Depository Trust Company (“DTC”) booking system and Celanese Shares held in certificated form and listed in the North American registry administered by Mellon Investor Services LLC. “German Shares” are Celanese Shares held in book-entry form within the Clearstream Banking AG booking system. You may consult Section V.5 of the Mandatory Offer Document, “The Offer — Acceptance and Execution of the Offer; Procedures for Tendering Celanese Shares — Procedures Applicable to German Shares during the Subsequent Acceptance Period” if you hold German Shares and Section V.5 of the Mandatory Offer Document, “The Offer — Acceptance and Execution of the Offer; Procedures for Tendering Celanese Shares — Procedures Applicable to North American Shares” if you hold North American Shares, for further details on the appropriate method for tendering your Celanese Shares. The Mandatory Offer Document was originally filed as Exhibit (a)(1)(A) to Schedule TO originally filed with the U.S. Securities and Exchange Commission (the “SEC”) by Blackstone LR Associates (Cayman) IV Ltd., Blackstone Management Associates (Cayman) IV L.P., Blackstone Capital Partners (Cayman) IV L.P., Blackstone Capital Partners (Cayman) Ltd. 1, Blackstone Crystal Holdings Capital Partners (Cayman) IV Ltd., BCP Crystal Holdings Ltd. 2, BCP Caylux Holdings Luxembourg S.C.A. and Purchaser on September 2, 2004 (as amended and supplemented from time to time the “Mandatory Offer Document,” together with the Supplement (as amended and supplemented from time to time, the “Supplement”) to the Mandatory Offer Document dated August 30, 2005, and the Going Private Disclosure Document originally filed as Exhibit (a)(1)(A) to Schedule 13E-3 filed with the SEC by Blackstone LR Associates (Cayman) IV Ltd., Blackstone Management Associates (Cayman) IV L.P., Blackstone Capital Partners (Cayman) IV L.P., Blackstone Capital Partners (Cayman) IV-A L.P., Blackstone Family Investment Partnership (Cayman) IV-A L.P., Blackstone Chemical Coinvest Partners (Cayman) L.P., Blackstone Capital Partners (Cayman) Ltd. 1, Blackstone Capital Partners (Cayman) Ltd. 2, Blackstone Capital Partners (Cayman) Ltd. 3, Celanese Corporation, Crystal US Holdings 3 L.L.C., Celanese Holdings LLC, BCP Crystal US Holdings Corp., BCP Caylux Holdings Luxembourg S.C.A., BCP Holdings GmbH, BCP Acquisition GmbH & Co. KG, Celanese Europe Management GmbH and Purchaser on April 13, 2005, the “Offer Materials”).
      If you have further questions regarding the appropriate method for tendering your Celanese Shares, you can call the Information Agent for the Limited Offer whose phone numbers are listed on the last page of this Letter of Transmittal.
      This Letter of Transmittal is to be used if certificates for North American Shares are to be forwarded herewith or, unless an Agent’s Message (as defined in Section V.5(d), “The Offer — Acceptance and Execution of the Offer; Procedures for Tendering Celanese Shares — Procedures Applicable to North American Shares” of the Mandatory Offer Document) is utilized, if delivery of North American Shares is to be made by book-entry transfer to an account maintained by the North American Depositary at DTC and pursuant to the procedures set forth in Section V.5(d), “The Offer — Acceptance and Execution of the Offer; Procedures for Tendering Celanese Shares — Procedures Applicable to North American Shares” of the Mandatory Offer Document.
      Holders of North American Shares whose certificates for such North American Shares (the “North American Share Certificates”) are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the North American Depositary prior to September 29, 2005 (6.01h Central European Summer Time, 12:01 A.M. New York City Time), must tender their North American Shares according to the guaranteed delivery procedures set forth in Section V.5(d), “The Offer — Acceptance and Execution of the Offer; Procedures for Tendering Celanese Shares — Procedures Applicable to North American Shares” of the Mandatory Offer Document. See Instruction 2. DELIVERY OF DOCUMENTS TO DTC WILL NOT CONSTITUTE DELIVERY TO THE NORTH AMERICAN DEPOSITARY.

☐	CHECK HERE IF TENDERED NORTH AMERICAN SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE NORTH AMERICAN DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED NORTH AMERICAN SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE NORTH AMERICAN DEPOSITARY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s)

Window Ticket Number (if any) or DTC Participant Number

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If delivered by book-entry transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:
      The undersigned hereby tenders to Celanese Europe Holding GmbH & Co. KG (“Purchaser”), a limited partnership (Kommanditgesellschaft) organized under the laws of Germany, the above-described registered ordinary shares, no par value (the “Celanese Shares”), of Celanese AG (“Celanese AG”), a stock corporation (Aktiengesellschaft) organized under the laws of Germany, pursuant to Purchaser’s limited offer (together with any amendments or supplements thereto, the “Limited Offer”) to purchase all outstanding Celanese Shares on the terms and conditions described in the Supplement, at a purchase price of EUR 51.00 per Celanese Share in cash (the “Increased Offer Price”), upon the terms and subject to the conditions set forth in the Offer Materials, in this Letter of Transmittal and the Waiver Letter. In addition to the Increased Offer Price, Purchaser will pay to all minority shareholders who tender their Celanese Shares into this Limited Offer, interest on EUR41.92 from October 2, 2004 until the business day preceding the date of settlement at a rate of 2% plus the base rate (as defined in § 247 of the German Civil Code (BGB)) per annum prevailing from time to time, as reduced by any guaranteed dividend payments (such amount, together with the Increased Offer Price, the “Limited Offer Consideration”). All references to Offer Consideration in the Mandatory Offer Document shall be deemed to mean the Limited Offer Consideration until the expiration of the Limited Offer. As of the date of this Supplement, the applicable base rate, which is adjusted bi-annually, is 1.17%.
      Upon the terms and subject to the conditions of the Limited Offer, and effective upon acceptance for payment of the North American Shares tendered herewith in accordance with the terms of the Limited Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all rights, title and interest in and to all of the North American Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Celanese Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints Mellon Investor Services LLC (the “North American Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such North American Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such North American Shares (and any and all Distributions) or transfer ownership of such North American Shares (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such North American Shares (and any and all Distributions) for transfer on the books of Celanese AG, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such North American Shares (and any and all Distributions), all in accordance with the terms of the Limited Offer.
      By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Robert L. Friedman and Chinh E. Chu, in their respective capacities as directors or officers of Purchaser or one or more of its affiliates, and any individual who shall thereafter succeed to any such office, and each of them, and any other designees of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of Celanese AG’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the North American Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such North American Shares for payment pursuant to the Limited Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such North American Shares in accordance with the terms of the Limited Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such North American Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective).
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the North American Shares tendered hereby and all Distributions and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the North American Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the North American Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the North American Depositary for the account of Purchaser all Distributions in respect of the North American Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the North American Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.
      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable.
      The undersigned understands that the valid tender of the North American Shares pursuant to any one of the procedures described in Section V.5(d), “The Offer — Acceptance and Execution of the Offer; Procedures for Tendering Celanese Shares — Procedures Applicable to North American Shares” of the Mandatory Offer Document and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and conditions of the Limited Offer. The undersigned recognizes that under certain circumstances set forth in the Offer Materials, Purchaser may not be required to accept for payment any of the North American Shares tendered hereby.
      Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price (converted into U.S. dollars as described below, unless, in the case of North American Share Certificates only, the box electing payment in Euros is checked) of all of the North American Shares purchased in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price (converted into U.S. dollars as described below, unless, in the case of North American Share Certificates only, the box electing payment in Euros is checked) of all of the North American Shares purchased to the undersigned at the address(es) shown below the undersigned’s signature(s). Should any North American Shares not be purchased, deposited certificates and other relevant documents shall be returned in accordance with the instructions in the preceding sentence. In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price (converted into U.S. dollars as described below, unless, in the case of North American Share Certificates only, the box electing payment in Euros is checked) of all North American Shares purchased in the name(s) of, and deliver such check to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any North American Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any North American Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the North American Shares so tendered.
      For Holders of North American Share Certificates only. In the event that the box is checked below under “Election to Receive Offer Consideration in Euros,” the undersigned hereby instructs the North American Depositary to issue the check for the purchase price of all North American Shares purchased in Euros. Unless the box electing payment is Euros is checked, payment will be made in U.S. dollars, converted at the WM/ Reuters closing spot U.S. dollar/ Euro exchange rate, as reported by WM/ Reuters (the “WM/ Reuters USD/ EUR Exchange Ratio”) on the third business day prior to the day such North American Shares are validly tendered hereby to the North American Depositary and accepted for payment by Purchaser. The actual amount of U.S. dollars received will depend upon the WM/ Reuters USD/ EUR Exchange Rate on the day that is three business days prior to the day the relevant North American Shares are validly tendered to the North American Depositary and accepted for payment by Purchaser. The undersigned understands that the U.S. dollar/ Euro exchange rate which is prevailing at the date on which the undersigned tenders North American Shares may be different from the rate prevailing on the dates described above. In all cases, holders of Celanese Shares receiving the Limited Offer Consideration in U.S. dollars will bear the risk of fluctuations in the U.S. dollar/ Euro exchange rate. Except as described above, none of Blackstone (as defined in the Offer Materials), Purchaser or any of their respective advisors or agents shall have any responsibility with respect to the actual amount of cash consideration payable other than in Euros.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
      To be completed ONLY if the check for cash payable in the Limited Offer is to be issued in the name of someone other than the undersigned, if certificates for North American Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if North American Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue	☐ Check
☐ Certificate(s) to:
Name:

(Please Print)

Address:

(Include ZIP Code)

Taxpayer Identification or Social Security Number
(See Substitute Form W-9)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
      To be completed ONLY if certificates for North American Shares not tendered or not accepted for payment and/or the check for cash payable in the Limited Offer is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail	☐ Check
☐ Certificate(s) to:
Name:

(Please Print)

Address:

(Include ZIP Code)

Taxpayer Identification or Social Security Number
(See Substitute Form W-9)

FOR HOLDERS OF NORTH AMERICAN SHARE CERTIFICATES ONLY:
ELECTION TO RECEIVE OFFER CONSIDERATION IN EUROS
☐ Check box ONLY if you wish to receive all (but not part) of the amount of cash consideration to be paid by a check in Euros. Unless the box electing payment in Euros is checked, payment will be made in U.S. dollars equal to the Euro amounts payable to you converted to U.S. dollars at the WM/ Reuters closing spot U.S. dollar/ Euro exchange rate on the third business day prior to the day such North American Shares are validly tendered hereby to the North American Depositary and accepted for payment by Purchaser.
IMPORTANT
SIGN HERE
(Please Complete Substitute Form W-9 Included Herein)
X

X

Signature(s) of Shareholders
Dated

Name(s)

Capacity (Full Title)

(See Instruction 5)
Address

(Include ZIP Code)
Area Code and Telephone Number

Taxpayer Identification or
Social Security Number

(See Substitute Form W-9)
(Must be signed by registered holder(s) exactly as name(s) appear(s) on the North American Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)
GUARANTEE OF SIGNATURE(S)
(If required — See Instructions 1 and 5)
FOR USE BY FINANCIAL INSTITUTIONS ONLY.
PLACE MEDALLION GUARANTEE IN SPACE BELOW.
Authorized Signature(s)

Name

Name of Firm

Address

(Include ZIP Code)
Area Code and Telephone Number

Dated

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE LIMITED OFFER
      1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in DTC’s systems whose name appears on a security position listing as the owner of the North American Shares) of North American Shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) such North American Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 5 and 7.
      2. Requirements of Tender. This Letter of Transmittal is to be completed by holders of North American Shares if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section V.5(d), “The Offer — Acceptance and Execution of the Offer; Procedures for Tendering Celanese Shares — Procedures Applicable to North American Shares” of the Mandatory Offer Document. North American Share Certificates evidencing tendered North American Shares, or timely confirmation (a “Book-Entry Confirmation”) of a book-entry transfer of North American Shares into the North American Depositary’s account at DTC, as well as this Letter of Transmittal properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the North American Depositary at one of its addresses set forth herein prior to the expiration of the Limited Offer. Shareholders whose North American Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the North American Depositary prior to the expiration of the Limited Offer may tender their North American Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section V.5(d), “The Offer — Acceptance and Execution of the Offer; Procedures for Tendering Celanese Shares — Procedures Applicable to North American Shares” of the Mandatory Offer Document. Pursuant to such procedure: (A) such tender is made by or through an Eligible Institution; (B) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by Purchaser (“Notice of Guaranteed Delivery”), is received prior to the expiration of the Limited Offer by the North American Depositary as provided below; and (C) the North American Share Certificates (or a Book-Entry Confirmation) evidencing all tendered North American Shares, in proper form for transfer, in each case together with the Letter of Transmittal properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and any other documents required by the Letter of Transmittal are received by the North American Depositary within three U.S. business days after the date of execution of such Notice of Guaranteed Delivery.
      If North American Share Certificates are forwarded separately to the North American Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. A Notice of Guaranteed Delivery may only be delivered to the North American Depositary.
      The method of delivery of this Letter of Transmittal, North American Share Certificates and all other required documents, including delivery through DTC, is at the option and the risk of the tendering shareholder and the delivery will be deemed made only when actually received by the North American Depositary (including, in the case of book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.
      No alternative, conditional or contingent tenders will be accepted and no fractional North American Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their North American Shares for payment.

      3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of North American Shares and any other required information should be listed on a separate signed schedule attached hereto.
      4. Partial Tenders. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the North American Shares evidenced by any North American Share Certificate are to be tendered, fill in the number of North American Shares that are to be tendered in the box entitled “Number of North American Shares Tendered.” In this case, new North American Share Certificates for the North American Shares that were evidenced by your old North American Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Limited Offer. All North American Shares represented by North American Share Certificates delivered to the North American Depositary will be deemed to have been tendered unless indicated.
      5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the North American Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.
      If any of the North American Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
      If any of the tendered North American Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.
      If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the North American Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or certificates for North American Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such North American Share Certificates or stock powers must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such North American Share Certificates or stock powers must be guaranteed by an Eligible Institution.
      6. Share Transfer Taxes. If payment of the purchase price is to be made to, or if certificate(s) for North American Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such North American Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.
      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) evidencing the North American Shares tendered hereby.
      7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for North American Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.
      8. Substitute Form W-9. Under U.S. federal income tax law, a non-exempt shareholder that is a U.S. citizen or resident alien is required to provide the North American Depositary with such shareholder’s correct Taxpayer Identification Number (TIN) on the Substitute Form W-9 included herewith. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. Failure to provide the information on the form may subject the surrendering shareholder to a $50 penalty and to backup withholding (at the appropriate rate, currently 28%) on the payment of any cash.
      The tendering shareholder must check the box in Part 3 if a TIN has not been issued and the shareholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the North American Depositary is not provided with a TIN before payment is made, the North American Depositary will backup withhold (at the appropriate rate, currently 28%) on all payments to such surrendering shareholders of any cash consideration due for their former shares. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what TIN to give the North American Depositary.
      Certain shareholders (including, for example, corporations and certain foreign individuals) are exempt from backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement on IRS Form W-8BEN, signed under penalties of perjury, attesting to such individual’s exempt status. Failure to provide a Form W-8BEN when requested may lead to withholding at a 30% rate (foreign-person withholding). Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.
      If backup withholding applies, the North American Depositary is required to withhold up to 28% of any payments to be made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The North American Depositary cannot refund amounts withheld by reason of backup withholding.
      9. Requests for Assistance or Additional Copies. Questions and requests for assistance or copies of the Mandatory Offer Document, the Going Private Disclosure Document, the Supplement, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.
      10. Lost, Destroyed or Stolen Certificates. If any certificate representing North American Shares has been lost, destroyed or stolen, the shareholder should promptly notify the North American Depositary immediately by calling (telephone number: (800) 270-3449). The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.
IMPORTANT:
THIS LETTER OF TRANSMITTAL TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS (INCLUDING THE WAIVER LETTER), MUST BE RECEIVED BY THE NORTH AMERICAN DEPOSITARY PRIOR TO THE EXPIRATION OF THE LIMITED OFFER AND EITHER CERTIFICATES FOR TENDERED NORTH AMERICAN SHARES MUST BE RECEIVED BY THE NORTH AMERICAN DEPOSITARY OR NORTH AMERICAN SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION OF THE LIMITED OFFER OR THE TENDERING HOLDER OF CELANESE SHARES MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

PAYER’S NAME: Mellon Investor Services LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1—PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
PART 2
Certification—Under penalty of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien)	Name Social Security Number OR Employer Identification Number Part 3— ☐ Awaiting TIN

CERTIFICATE INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
                                    Sign Here     SIGNATURE
              DATE
NOTE:     FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE LIMITED OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 28% of all reportable payments made to me will be withheld.
Signature                                                                                         Date                                                             , 20

      Any questions or requests for assistance may be directed to the information agent at its address and telephone numbers set forth below. Requests for copies of the Mandatory Offer Document, the Supplement, the Going Private Disclosure Document or this Letter of Transmittal may be directed to the information agent. Celanese Shareholders may also contact their Custodian Institutions, brokers, dealers, commercial banks or other nominees for assistance concerning the Limited Offer.
The Information Agent for the Limited Offer is:
501 Madison Avenue, 20th Floor
New York, New York 10022
U.S.
00-800-7710-9970 (toll-free in Germany)
00-800-7710-9971 (toll-free in the EU)
1-877-750-5836 (toll-free in the U.S. and Canada)
+1-646-822-7403 (call collect from all other countries)
The Dealer Manager for the Limited Offer is:
DEUTSCHE BANK SECURITIES Inc.
60 Wall Street
New York, New York 10005
U.S.